UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2022

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 817-9012

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K furnished to the Securities and Exchange Commission on November 15, 2022 (the “Original Form 8-K”) by Presto Automation Inc. (the “Company”). The purpose of this Amendment is to correct certain information presented in the financial tables contained in the Company’s press release dated November 15, 2022, furnished as Exhibit 99.1 to the Original Form 8-K (the “Original Press Release”).

Item 2.02 Results of Operations and Financial Condition.

The Company discovered that the calculation of stock-based compensation expense for the three months ended September 30, 2022 associated with earnout shares allocable to the persons that were equityholders of the Company prior to its previously announced business combination was incorrect as reported in the Original Press Release. The Company has made an adjustment to such expense by revising the expense of $6,250 thousand, as presented in the Original Press Release, to $178 thousand, reflected in the tables below.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(UNAUDITED)
(in thousands, except share and per share amounts)

	Three Months Ended September 30,
	2022	2021
Revenue
Platform	$4,820	$4,537
Transaction	2,959	2,692
Total revenue	7,779	7,229

Cost of revenue
Platform	4,292	4,022
Transaction	2,644	2,334
Depreciation and impairment	291	466
Total cost of revenue	7,227	6,822
Gross profit	552	407

Operating expenses:
Research and development(1)	6,388	4,001
Sales and marketing(1)	2,399	1,174
General and administrative(1)	5,924	1,974
Loss on infrequent product repairs	—	435
Total operating expenses	14,711	7,584
Loss from operations	(14,159)	(7,177)
Change in fair value of warrants and convertible promissory notes	59,822	(13,574)
Interest expense	(3,376)	(1,388)
Loss on early extinguishment of debt	(7,758)	—
Other financing and financial instrument (costs) income, net	(1,768)	—
Other income, net	2,028	2,630
Total other income (expense), net	48,948	(12,332)
Income (loss) before provision for income taxes	34,789	(19,509)
Provision for income taxes	—	—
Net income (loss) and comprehensive income (loss)	$34,789	$(19,509)
Net income (loss) per share attributable to common stockholders, basic	$1.18	$(0.72)
Net income (loss) per share attributable to common stockholders, diluted	$0.86	$(0.72)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	29,521,505	27,137,792
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	40,366,902	27,137,792

(1)	Includes stock-based compensation expense as follows (in thousands)

	Three Months Ended September 30,
	2022	2021
Research and development	$183	$105
Sales and marketing	113	99
General and administrative	2,057	275
Total*	$2,353	$479

*	For the three months ended September 30, 2022, such amount reflects $178 of stock compensation expense related to earn out shares attributable to option and RSU holders.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In thousands, except share and par value)

	As of September 30, 2022	As of June 30, 2022
Assets
Current assets:
Cash and cash equivalents	$59,249	$3,017
Accounts receivable, net of allowance for doubtful accounts of $126 and $353 as of September 30, 2022 and June 30, 2022, respectively	2,063	1,518
Inventories	484	869
Deferred costs, current	6,662	8,443
Prepaid expenses and other current assets	1,001	707
Total current assets	69,459	14,554
Deferred costs, net of current portion	1,157	2,842
Deferred transaction costs	—	5,765
Property and equipment, net	1,691	1,975
Intangible assets, net	5,630	4,226
Goodwill	1,156	1,156
Other long-term assets	766	18
Total assets	$79,859	$30,536

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$4,612	$5,916
Accrued liabilities	7,282	6,215
Financing obligations, current	7,216	8,840
Term loans, current	—	25,443
Convertible promissory notes and embedded warrants, current	—	89,663
Deferred revenue, current	6,640	10,532
Total current liabilities	25,750	146,609
Term loans, noncurrent	49,424	—
PPP loans	—	2,000
Warrant liabilities	1,999	4,149
Deferred revenue, net of current portion	699	237
Other long-term liabilities	820	—
Total liabilities	78,692	152,995

Stockholders’ equity (deficit):
Preferred stock, $0.0001 par value–1,500,000 shares authorized as of September 30, 2022 and June 30, 2022, respectively; no shares issued and outstanding as of September 30, 2022 and June 30, 2022, respectively	—	—
Common stock, $0.0001 par value–180,000,000 shares authorized as of September 30, 2022 and June 30, 2022, respectively; 50,639,837 and 27,574,417 shares issued and outstanding as of September 30, 2022 and June 30, 2022, respectively	5	3
Additional paid-in capital	167,156	78,321
Accumulated deficit	(165,994)	(200,783)
Total stockholders’ equity (deficit)	1,167	(122,459)
Total liabilities and stockholders’ equity (deficit)	$79,859	$30,536

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Three Months Ended September 30,
	2022	2021
Cash Flows from Operating Activities
Net income (loss)	$34,789	$(19,509)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation, amortization and impairment	462	535
Stock-based compensation	2,175	479
Earnout share stock-based compensation	178	—
Noncash expense attributable to fair value liabilities assumed in Merger	34	—
Change in fair value of liability classified warrants	(11,551)	1,457
Change in fair value of warrants and convertible promissory notes	(48,271)	12,117
Amortization of debt discount and debt issuance costs	1,371	88
Loss on debt extinguishment	7,758	—
Paid-in-kind interest expense	281	—
Share and warrant cost on termination of convertible note agreement	2,412	—
Forgiveness of PPP Loan	(2,000)	(2,599)
Change in fair value of unvested founder shares liability	(1,175)	—
Noncash lease expense	76	—
Loss on disposal off property and equipment	14	—
Changes in operating assets and liabilities:
Accounts receivable, net	(545)	(502)
Inventories	385	132
Deferred costs	3,466	2,828
Prepaid expenses and other current assets	260	352
Other long-term assets	—	(83)
Accounts payable	1,678	(2,363)
Vendor financing facility	—	(3,722)
Accrued liabilities	477	(1,485)
Deferred revenue	(3,430)	(3,139)
Net cash used in operating activities	(11,156)	(15,414)

Cash Flows from Investing Activities
Purchase of property and equipment	(47)	(76)
Payments relating to capitalized software	(1,327)	(373)
Net cash used in investing activities	(1,374)	(449)

Cash Flows from Financing Activities
Proceeds from the exercise of common stock options	36	19
Proceeds from the issuance of term loans	60,250	—
Payment of debt issuance costs	(1,094)	—
Repayment of term loans	(32,980)	—
Payment of penalties and other costs on extinguishment of debt	(5,734)	—
Proceeds from issuance of convertible promissory notes and embedded warrants	—	500
Principal payments of financing obligations	(886)	(186)
Proceeds from the issuance of common stock	1,000	—
Contributions from Merger and PIPE financing, net of transaction costs and other payments	49,840	—
Payments of deferred transaction costs	(1,670)	—
Net cash provided by financing activities	68,762	333

Net increase (decrease) in cash and cash equivalents	56,232	(15,530)
Cash and cash equivalents at beginning of period	3,017	36,909
Cash and cash equivalents at end of period	$59,249	$21,379

Supplemental Disclosure of Non-Cash Investing and Financing Activities
Capitalization of stock-based compensation expense to capitalized software	$221	$6
Capital contribution from shareholder in conjunction with Credit Agreement	2,779	—
Issuance of warrants in conjunction with Credit Agreement	2,076	—
Issuance of warrants in conjunction with Lago Term Loan	843	—
Convertible note conversion to common stock	41,392	—
Reclassification of warrants from liabilities to equity	830	—
Recognition of liability classified warrants upon Merger	9,388	—
Recognition of Unvested Founder Shares liability	1,588	—
Forgiveness of PPP Loan	(2,000)	(2,599)
Transaction costs recorded in accounts payable and accrued liabilities	220	551
Right of use asset in exchange for operating lease liability	308	—

RECONCILIATION FROM GAAP TO NON-GAAP RESULTS
(in thousands, except per share data, unaudited)

The following table provides a reconciliation of net income (loss) to Adjusted EBITDA for each of the periods presented:

	Three Months Ended September 30,
(in thousands)	2022	2021
Net income (loss)	$34,789	$(19,509)
Interest expense	3,376	1,388
Other income, net	(2,028)	(2,630)
Depreciation and amortization	433	535
Stock-based compensation expense	2,175	479
Earnout stock-based compensation expense	178	—
Change in fair value of warrants and convertible promissory notes	(59,822)	13,574
Loss on debt extinguishment	7,758	—
Other financing and financial instrument (costs) income, net	1,768	—
Deferred compensation and bonuses earned upon closing of the Merger	2,232	—
Public relations fee due upon closing of the Merger	250	—
Loss on infrequent product repairs	—	435
Hardware repair expense related to COVID	—	373
Adjusted EBITDA	$(8,891)	$(5,355)

This Amendment is being furnished solely to make the above corrections. All other information included in the Original Form 8-K is unchanged.

The information contained in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

By:	/s/ Ashish Gupta
	Name:	Ashish Gupta
	Title:	Chief Financial Officer

Dated: November 18, 2022